UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2018

BLACK CACTUS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-188785	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8275 S. Eastern Avenue, Suite 200 Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

(702) 724-2643

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Andres Nil-Thore Forsberg.  On January 17, 2018, Anders Nils-Thore Forsberg was appointed to the Board of Directors of Black Cactus Global, Inc. (the “Company”).

Mr. Forsberg is the Non-Executive Chairman of the Board for Greene Light Stage PLC which produces commercial shows in the West End of London.  In 2016, Mr. Forsberg was a founding partner of Gatcoin HK, a plug-and-play platform for companies who are issuing their own branded digital tokens.  From 2008 until 2017, Mr. Forsberg was a partner and chief information officer for JUNO Capital Group, a privately held Chinese family office.  Over the last fourteen years, Mr. Forsberg has been serving in senior advisory and executive positions for several companies including Green Stream China, which focuses on the renewable energy market, Super Dynasty Group, a financial services company and Schulze Global Investments Ltd., which manages investment capital for Asian and African ventures.

Item 8.01. Other Events.

On January 17, 2018, the Company issued a press release announcing that Anders Nils-Thore Forsberg has joined the Company’s Board of Directors.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 17, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CACTUS GLOBAL, INC.

Date: January 18, 2018	By:	/s/ Harpreet Sangha
	Name:	Harpreet Sangha
	Title:	Chairman of the Board